AS FILED ON MARCH 13, 2000                    REGISTRATION NO. ______________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          AMERICAN CLASSIC VOYAGES CO.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   31-0303330
     ------------------                   -----------------------------------
   (State of incorporation)               (I.R.S. Employer Identification No.)

                      TWO NORTH RIVERSIDE PLAZA, SUITE 200
                             CHICAGO, ILLINOIS 60606
                             -----------------------
                    (Address of principal executive offices)

               AMERICAN CLASSIC VOYAGES CO. 1999 STOCK OPTION PLAN
               ---------------------------------------------------
                            (Full title of the Plan)

                                 JORDAN B. ALLEN
             EXECUTIVE VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                          AMERICAN CLASSIC VOYAGES CO.
                      TWO NORTH RIVERSIDE PLAZA, SUITE 200
                             CHICAGO, ILLINOIS 60606
                                 (312) 466-6202
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)


                                          CALCULATION OF REGISTRATION FEE
====================================================================================================================

Title of Securities to   Amount to be Registered    Proposed Maximum      Proposed Maximum          Amount of
     be Registered                                 Offering Price per    Aggregate Offering      Registration Fee
                                                         Share*                Price*
--------------------------------------------------------------------------------------------------------------------
Common Stock                3,000,000 shares            $24.438               $73,312,500            $19,354.50
$.01 par value
====================================================================================================================

         * The offering price for such shares is estimated solely for the purpose of calculating the registration fee and is based upon the average of the high and low prices of the Registrant's Common Stock as reported on the consolidated reporting system for March 6, 2000, pursuant to Rule 457(c) and (h).


                           --------------------------

         This Registration Statement shall become effective automatically upon the date of filing in accordance with Section 8(a) of the Securities Act of 1933, as amended, and 17 C.F.R. ss.230.462.

                                     PART I
                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

         In accordance with the General Instructions to the Form S-8 adopted by the Securities and Exchange Commission (the "SEC"), the contents of this item have been omitted from the Registration Statement filed with the SEC.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         In accordance with the General Instructions to the Form S-8 adopted by the SEC, the contents of this item have been omitted from the Registration Statement filed with the SEC.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         American Classic Voyages Co. (the "Registrant") has filed the following documents with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are incorporated herein by reference:

         (1) Annual Report on Form 10-K for the year ended December 31, 1998 filed with the SEC on March 31, 1999;

         (2) Quarterly Reports on Form 10-Q for the period ended March 31, 1999 filed with the SEC on May 14, 1999, as amended on Form 10-Q/A dated November 9, 1999; for the period ended June 30, 1999 filed with the SEC on August 13, 1999, as amended on Form 10-Q/A dated November 9, 1999; and for the period ended September 30, 1999 filed with the SEC on November 15, 1999.

         (3) Current Reports on Form 8-K filed with the SEC on January 14, 2000, February 29, 2000, February 22, 1999, March 26, 1999, as
                  amended on Form 8-K/A on April 21, 1999; and April 14, 1999, November 3, 1999, January 14, 2000 and February 29, 2000.

         (4) The description of the common stock contained in a registration statement on Form S-1 (Registration No. 33-45139) filed with the SEC on March 5, 1999 pursuant to Section 12 of the Exchange Act, including all amendments thereto and reports filed for the purpose of updating such description.

         All documents filed by the Registrant and the Plan with the SEC pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated by reference or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         The Registrant's Common Stock, par value $.01 per share, is registered pursuant to Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of Delaware (as now in effect or as amended from time to time, the "Act") provides for indemnification of directors and officers against any legal liability (other than liability arising from derivative suits) if the officer or director acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation. In criminal actions, the officer or director must also have had no reasonable cause to believe that his conduct was unlawful. A corporation may indemnify an officer or director in a derivative suit if the officer or director acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interest of the corporation unless the officer or director is found liable to the corporation. However, if the Court of Chancery or the court in which such action or suit was brought determines that the officer or director is fairly and reasonably entitled to indemnity, then the Court of Chancery or such other court may permit indemnity for such officer or director to the extent it deems proper.

         The Registrant's Third Amended and Restated By-Laws ("By-Laws") provide that the Registrant shall indemnify its present and past directors, officers, employees and agents to the fullest extent permitted by the Act. The Registrant's By-Laws also provide that indemnification thereunder is not exclusive of any other rights to which a person seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise. If authorized by its Board of Directors, the Registrant may purchase and maintain insurance on behalf of any person to the full extent permitted by the Act. If the Registrant pays indemnity or makes an advance of expenses to a director, officer, employee or agent, the Registrant shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

         The Registrant's Second Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") provides that the Registrant shall, to the full extent permitted by Section 145 of the Act, indemnify all persons whom it may indemnify pursuant thereto. The Certificate of Incorporation also provides that directors are not insulated from personal liability (i) for breaches of their duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Act, or (iv) for transactions in which the director derives any improper personal benefit.

         The Registrant maintains an insurance policy providing for indemnification of directors and officers and for reimbursement to the Registrant for monies which it may pay as indemnity to any director or officer, subject to the conditions and exclusions of the policy and specified deductible provisions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.

         See attached Exhibit Index.

         (a)      Counsel's opinion attached as Exhibit 5.

         (b)      Not Applicable.

ITEM 9.  UNDERTAKINGS.

         (a)      Rule 415 Offering.

         The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)      Filings Incorporating Subsequent Exchange Act Documents by
                  Reference.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h)      Filing of Registration Statement on Form S-8.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 13th day of March, 2000.


                                           AMERICAN CLASSIC VOYAGES CO.


                                           By:   /s/ Philip C. Calian
                                               --------------------------------
                                                 Philip C. Calian
                                                 Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 13th day of March, 2000.


         Signature                                Title
         ---------                                -----


   /s/ Samuel Zell*                 Chairman of the Board
----------------------------
Samuel Zell

   /s/ Philip C. Calian             Chief Executive Officer
----------------------------        (principal executive officer) and Director
Philip C. Calian

   /s/ Randall L. Talcott*          Vice President and Treasurer
----------------------------        (principal financial and accounting officer)
Randall L. Talcott

/s/ Arthur A. Greenberg*            Director
----------------------------
Arthur A. Greenberg

   /s/ Mark Slezak*                 Director
----------------------------
Mark Slezak

   /s/ Jerry R. Jacob*                 Director
----------------------------
Jerry R. Jacob


   /s/ Joseph P. Sullivan*             Director
----------------------------
Joseph P. Sullivan


   /s/ Emanuel L. Rouvelas*            Director
----------------------------
Emanuel L. Rouvelas


   /s/ Jeffrey N. Watanabe*            Director
----------------------------
Jeffrey N. Watanabe


/s/ John R. Berry*                     Director
----------------------------
John R. Berry


/s/ Bradbury Dyer, III*                Director
----------------------------
Bradbury Dyer, III


/s/ Laurence S. Geller*                Director
----------------------------
Laurence S. Geller


   /s/ Philip C. Calian                Attorney-in-Fact
----------------------------
Philip C. Calian



* Philip C. Calian, by signing his name hereto, does sign this Registration Statement on behalf of the persons indicated above, pursuant to powers of attorney duly executed by such persons, in the City of Chicago, State of Illinois, as of the 13th day of March, 2000.


                                        By:   /s/ Philip C. Calian
                                            ----------------------------------
                                                  Philip C. Calian
                                                  Attorney-in-Fact

                                    EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:


EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------

     3.(i) Second Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.(i) to Registrant's Form 10-K dated December 31, 1998 and incorporated herein by reference).

     3.(ii) Third Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.(ii) to Registrant's Form 10-Q dated September 30, 1999 and incorporated herein by reference).

     5                   Legal opinion of Seyfarth, Shaw, Fairweather &
                         Geraldson

     10.(iii)(a)         American Classic Voyages Co. 1999 Stock Option Plan
                         (filed as Exhibit A to Registrant's Proxy Statement on Form DEF 14A dated April 19, 1999 and incorporated herein by reference).

     23.1                Consent of KPMG LLP

     23.2 Consent of Seyfarth, Shaw, Fairweather & Geraldson (included in the opinion filed as Exhibit 5 hereto)

     24.1                Power of Attorney from Samuel Zell
     24.2                Power of Attorney from Arthur A. Greenberg
     24.3                Power of Attorney from Mark Slezak
     24.4                Power of Attorney from Jerry R. Jacob
     24.5                Power of Attorney from Joseph P. Sullivan
     24.6                Power of Attorney from Emanuel L. Rouvelas
     24.7                Power of Attorney from Jeffrey N. Watanabe
     24.8                Power of Attorney from John R. Berry
     24.9                Power of Attorney from Bradbury Dyer, III
     24.10               Power of Attorney from Laurence S. Geller